UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

August 11, 2016

Date of Report (Date of earliest event reported)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3505 West Sam Houston Parkway North Suite 400 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Equity Distribution Agreement

On August 11, 2016, Helix Energy Solutions Group, Inc., a Minnesota corporation (the “Company”), entered into an Equity Distribution Agreement (the “Agreement”) with Wells Fargo Securities, LLC (“Wells Fargo Securities”). Pursuant to the Agreement, the Company may sell from time to time shares of its common stock, no par value (the “Shares”), having an aggregate gross sales price of up to $50 million (the “ATM Offering”). The Shares to be sold in the ATM Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-210114). Sales of the Shares, if any, may be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker. Subject to the terms of the Agreement, Wells Fargo Securities may also sell Shares by any other method permitted by law, including but not limited to privately negotiated transactions.

Under the terms of the Agreement, the Company may also sell Shares from time to time to Wells Fargo Securities as principal for its own account. Any sale of Shares to Wells Fargo Securities as principal would be pursuant to the terms of a separate agreement between the Company and Wells Fargo Securities.

The Company made certain customary representations, warranties and covenants concerning the Company, the Shares and the ATM Offering in the Agreement and also agreed to indemnify Wells Fargo Securities against certain liabilities, including liabilities under the Securities Act. The Company will pay Wells Fargo Securities a commission equal to 2.00% of the gross proceeds from the sales of the Shares.

A copy of the Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit 1.1, which is incorporated herein by reference.

The legal opinion of Maslon LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement dated August 11, 2016, between Helix Energy Solutions Group, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Maslon LLP

23.1	Consent of Maslon LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Alisa B. Johnson
Alisa B. Johnson Executive Vice President, General Counsel and Corporate Secretary

Date: August 11, 2016

Index to Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement dated August 11, 2016, between Helix Energy Solutions Group, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Maslon LLP

23.1	Consent of Maslon LLP (included in Exhibit 5.1).